                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       December 7, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than
                                        One Reporting Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                -----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   December 9, 2015

2.       SPE I PARTNERS, LP

Item                                    Information

Name:                                   SPE I Partners, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       December 7, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than
                                        One Reporting Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                -----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   December 9, 2015

3.       SPE MASTER I, LP

Item                                    Information

Name:                                   SPE Master I, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       December 7, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than
                                        One Reporting Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                -----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   December 9, 2015

4.       RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       December 7, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than
                                        One Reporting Person

Signature:                              By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                -----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   December 9, 2015

5.       ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       December 7, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than
                                        One Reporting Person

Signature:
                                        By:     /s/ Edward S. Lampert
                                                -----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   December 9, 2015